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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

NETsilicon, Inc.
Waltham, MA

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated February 18, 2000 relating to the financial statements of NETsilicon, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended January 31, 2000. We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                                    /s/ BDO Seidman, LLP



Boston, Massachusetts
October 10, 2000